UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.         )

Filed by the Registrant ☒                    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-2.

CHART INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Chart Industries, Inc.

Important Notice Regarding the Availability

of Proxy Materials

Stockholders Meeting to be held on

May 25, 2023

For Stockholders as of March 28, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/GTLS

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to
www.proxydocs.com/GTLS
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 15, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/GTLS	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Chart Industries, Inc.

Meeting Type:   Annual Meeting of Stockholders

Date:    Thursday, May 25, 2023

Time:   8:00 AM, Eastern Time

Place:   Annual Meeting to be held live via the Internet - please visit
   www.proxydocs.com/GTLS for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/GTLS

SEE REVERSE FOR FULL AGENDA

Chart Industries, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

PROPOSAL

1.	Election of Directors

1.01 Jillian C. Evanko

1.02 Andrew R. Cichocki

1.03 Paula M. Harris

1.04 Linda A. Harty

1.05 Paul E. Mahoney

1.06 Singleton B. McAllister

1.07 Michael L. Molinini

1.08 David M. Sagehorn

1.09 Spencer S. Stiles

1.10 Roger A. Strauch

2.	To ratify the selection of Deloitte & Touche LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the year ending December 31, 2023;

3.	To approve, on an advisory basis, the Company’s executive compensation;

4.	To approve, on an advisory basis, the frequency of future advisory votes on the Company’s executive compensation;

5.	To transact any other business as may properly come before the Annual Meeting.